UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2006
COTT CORPORATION
(Exact name of registrant as specified in its charter)

CANADA	000-19914	None

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 Queen’s Quay West, Suite 340, Toronto, Ontario	M5J 1A7

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(416) 203-3898

N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.
     Resignation of B. Clyde Preslar as Chief Financial Officer
     On November 28, 2006, Cott Corporation (the “Company”) announced that, effective December 1, 2006 (the “Effective Date”), B. Clyde Preslar resigned from his position as the Company’s Executive Vice President and Chief Financial Officer. The terms of Mr. Preslar’s employment as Executive Vice President and Chief Financial Officer were set forth in the employment letter between the Company and Mr. Preslar dated as of July 22, 2005 (filed as Exhibit 10.2 to the Company’s Form 10-Q for the quarterly period ended October 1, 2005), which was terminated as of the Effective Date, except for confidentiality and restrictive covenants, which survive. Mr. Preslar also resigned from his positions as a director and officer of each of the Company’s direct and indirect affiliates, subsidiaries and associated companies in which he held such a position.
     The Company will make a payment to Mr. Preslar in connection with his departure. When the details of this payment are finalized, the Company will file a report on Form 8-K describing its terms.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Resignation of B. Clyde Preslar as Chief Financial Officer
     The information reported in Item 1.02 is hereby incorporated by reference.
     Appointment of Tina Dell’Aquila as Interim Chief Financial Officer
     In connection with Mr. Preslar’s resignation, Tina Dell’Aquila was appointed by the Company’s Board of Directors to act as Interim Chief Financial Officer as of the Effective Date.
     Ms. Dell’Aquila, age 44, will also serve as the Company’s principal financial and accounting officer while the Board conducts a search for a Chief Financial Officer. Ms. Dell’Aquila has served as the Company’s Vice President and Controller since 1998, and also currently serves as the Company’s Assistant Secretary. Ms. Dell’Aquila is a Certified Public Accountant and a Certified Management Accountant.
     There is no arrangement or understanding between Ms. Dell’Aquila and any other person(s) pursuant to which she was selected as Interim Chief Financial Officer. Ms. Dell’Aquila does not have any family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTT CORPORATION
Date: December 4, 2006	By:	/s/ Mark Halperin
		Name:	Mark Halperin
		Title:	Chief Legal Corporate Development Officer & Corporate Secretary